UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2010

TOPS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware		26-1252536
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

6363 Main Street, Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

(716) 635-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 5, 2010, the Board of Directors of Tops Holding Corporation (the “Company”) approved an amendment (the “Amendment”) to the Company’s 2007 Stock Incentive Plan (as amended, the “Plan”), which increased the number of shares of common stock of the Company reserved for issuance under the Plan to 13,600.

The preceding description of the Amendment is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by a copy of the Amendment, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this report and incorporated by reference herein:

Exhibit No.	Description
99.1	Amendment No. 2 to the Tops Holding Corporation 2007 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPS HOLDING CORPORATION

Dated: October 12, 2010	By:	/s/ Frank Curci
	Name:	Frank Curci
	Title:	President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Amendment No. 2 to the Tops Holding Corporation 2007 Stock Incentive Plan